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                                [TCW LETTERHEAD]

                               December __, 1998

TransAmerican Refinery Corporation
1300 North Sam Houston Parkway, Suite 200
Houston, Texas 77032-2949
Attention: Mr. Ed Donahue

Gentlemen:

     Pursuant to a Securities Purchase Agreement dated December __, 1998 executed in connection with a financing in which certain affiliates of TCW Investment Management Company, Inc. (the "TCW" Funds) are investing, TransAmerican Refinery Corporation ("TARC") has agreed to pay the TCW Funds a funding fee in the form of 3,000,000 shares (the "Shares") of Class B Non-Voting Common Stock, par value $0.01 per share, of TCR Holding Corporation ("TCR Holding"), which Shares are held by TARC. The Shares shall be subject to repurchase by TARC, in whole but not in part, at any time prior to the second anniversary of the date of this letter by bank wire transfer of immediately available funds in the amount of $5,000,000 to such account as the TCW Funds may designate upon no less than five (5) days written notice.

     Notwithstanding the foregoing, in the event that the holders of a majority of the voting stock of TCR Holding do not notify TCR Holding, on or prior to July 31, 1999, that such holders irrevocably exercise their option under the Stockholders Agreement dated as of the date hereof to cause the Company to exchange the shares of Class A Participating Preferred Stock of TCR Holding held by TARC for debt and common stock of TCR Holding pursuant to the certificate of designation governing such Participating Preferred Stock, then the TCW Funds shall immediately transfer the Shares to TARC and relinquish all of the TCW Funds' right, title and interest in the Shares.

     Please confirm your agreement to the foregoing by signing a copy of this letter as indicated below.

                                        Sincerely,

                                        LEVERAGED INCOME TRUST, L.P.

                                        By:  TCW Advisory (Bermuda), Ltd.,
                                             as General Partner

                                        By:  _____________________________
                                             Name:
                                             Title:


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                                        By: TCW Investment Management Company,
                                            as Investment Advisor

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        TCW Leveraged Income Trust II, L.P.

                                        By: TCW Advisory (Bermuda), Ltd.,
                                            as General Partner

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        By: TCW Asset Management Company,
                                            as Investment Adviser

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        TCW Shared Opportunity Fund III, L.P.

                                        By: TCW Asset Management Company, as
                                            Investment Adviser

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:
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Agreed and Accepted:

TRANSAMERICAN REFINERY CORPORATION


By:
    ------------------------------
Name:
Title: